UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 29, 2011

XENITH BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia	000-53380	80-0229922
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (804) 433-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2011, Xenith Bankshares, Inc. (the “Company”) entered into an Underwriting Agreement, dated as of March 29, 2011 (the “Underwriting Agreement”), by and among the Company and Xenith Bank and the underwriters named in Schedule I thereto (collectively, the “Underwriters”), for whom Sandler O’Neill & Partners, L.P. is acting as representative, pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, subject to the terms and conditions set forth in the Underwriting Agreement, 4,000,000 shares of the Company’s common stock, $1.00 par value per share, at a public offering price of $4.25 per share (the “Public Offering”). Under the terms of the Underwriting Agreement, the Company also granted the Underwriters an option to purchase up to an additional 600,000 shares of the Company’s common stock to cover over-allotments, if any. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and Xenith Bank, conditions to closing, indemnification rights and obligations of the parties and termination provisions. A copy of the Underwriting Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and incorporated herein by reference.

Item 8.01. Other Events.

On March 30, 2011, the Company issued a press release announcing, among other things, that it had priced the Public Offering. A copy of the press release issued on March 30, 2011 by the Company is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On April 4, 2011, the Company completed the Public Offering.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of March 29, 2011, by and among the Company and Xenith Bank and Sandler O’Neill & Partners, L.P. and the several other underwriters named in Schedule I thereto.

99.1	Press release, dated March 30, 2011, issued by Xenith Bankshares, Inc. announcing the pricing of the Public Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2011

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of March 29, 2011, by and among the Company and Xenith Bank and Sandler O’Neill & Partners, L.P. and the several other underwriters named in Schedule I thereto.

99.1	Press release, dated March 30, 2011, issued by Xenith Bankshares, Inc. announcing the pricing of the Public Offering.